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                                                                     EXHIBIT 4.1

$.01 PAR VALUE                                          $.01 PAR VALUE





COMMON STOCK                                            COMMON STOCK


     INCORPORATED UNDER THE LAWS              OF THE STATE OF TENNESSEE

                                          SEE REVERSE FOR ADDITIONAL INFORMATION
                                                    AND CERTAIN DEFINITIONS

                                                       CUSIP 349853 10 1


                            FORWARD AIR CORPORATION


     THIS CERTIFIES THAT




     is the owner of


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                            FORWARD AIR CORPORATION
                              CERTIFICATE OF STOCK

transferable only on the books of the Corporation in person or by Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      In Witness Whereof the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.


COUNTERSIGNED AND REGISTERED:
     SUNTRUST BANK, ATLANTA
                              TRANSFER AGENT
                               AND REGISTRAR

BY

                       AUTHORIZED SIGNATURE


Dated:


/s/ Richard H. Roberts                                  /s/ Scott M. Niswonger

        Secretary                                                 Chairman
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                            FORWARD AIR CORPORATION

     The Corporation will furnish to any shareholder, without charge and upon request addressed to the Corporation at its principal office at 430 Airport Road, Greeneville, Tennessee 37745, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Corporation's Board of Directors to determine the relative rights and preferences of subsequent classes or series of shares.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM -- as tenants in common                             UNIF GIFT MIN ACT- _________ Custodian __________
  TEN ENT -- as tenants by the entireties                                         (Cust)             (Minor)
  JT TEN  -- as joint tenants with right of survivorship                        under Uniform Gifts to Minors
             and not as tenants in common                                        Act _______________
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.





For value received,________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE
-----------------------------------------

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--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


  Dated
       ----------------------

                                   -----------------------------------------------------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UOPN THE FACE
                                   OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



          SIGNATURE(S) GUARANTEED: ----------------------------------------------------------------------------------------------
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
                                   BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                   GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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